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PROSPECTUS SUPPLEMENT

NORTHERN FUNDS -- EQUITY FUNDS

SUPPLEMENT DATED NOVEMBER 27, 2002 TO PROSPECTUS DATED JULY 31, 2002


FOR THE SMALL CAP VALUE FUND, THE SECOND PARAGRAPH UNDER "PRINCIPAL INVESTMENT STRATEGIES AND RISKS--INVESTMENT STRATEGIES" ON PAGE 16 OF THE PROSPECTUS IS REVISED TO READ AS FOLLOWS:

Using quantitative analysis (evaluation and analysis of financial data), the investment management team buys small capitalization stocks of companies believed to be worth more than is indicated by current market prices. Similarly, the management team will normally sell a security that it believes has achieved its full valuation, is not attractively priced or for other reasons. The team may also sell securities in order to maintain the desired portfolio characteristics of the Fund, which may change in response to market conditions. In determining whether a stock is attractively priced, the investment management team analyzes factors such as:

- The stock's price and book value;

- Earnings and sales;

- Trading volume; and

- Bid-ask spreads.

THE FOLLOWING REPLACES THE FOURTH PARAGRAPH UNDER "PORTFOLIO MANAGEMENT" ON PAGE 44 OF THE PROSPECTUS:

The management team leaders for the INTERNATIONAL GROWTH EQUITY FUND and the INTERNATIONAL SELECT EQUITY FUND are Richard Rothwell and Diane Jones, both Vice Presidents of Northern Trust. They have had such responsibility since November 2002. Mr. Rothwell joined Northern Trust in July 2002. From 1997 to 2002, he was an emerging markets portfolio manager with Deutsche Asset Management. He has been a member of the management team for each of the Funds since July 2002. Ms. Jones joined Northern Trust in August 2000. From 1996 to 1998, she was a European equity portfolio manager for Courtaulds Pension Fund, and from 1998 to 2000, was a European equity portfolio manager with Julius Baer. She has been a member of the management team for each of the Funds since August 2000.


                                                                   EQT SPT 11/02


[NORTHERN FUNDS(SM) MANAGED BY NORTHERN TRUST LOGO]

50 South LaSalle Street
P.O. Box 75986
Chicago, Illinois 60675-5986
800/595-9111
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